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                                                                   EXHIBIT 99.9
================================================================================

                       SWAP COUNTERPARTY RIGHTS AGREEMENT

                                      AMONG

                        DEUTSCHE BANK AG, NEW YORK BRANCH
                              AS SWAP COUNTERPARTY

                   CAPITAL AUTO RECEIVABLES ASSET TRUST 2003-2
                                    AS ISSUER

                     GENERAL MOTORS ACCEPTANCE CORPORATION,
                    AS SERVICER, CUSTODIAN, AND ADMINISTRATOR

                         CAPITAL AUTO RECEIVABLES, INC.,
                                    AS SELLER

                         BANK ONE, NATIONAL ASSOCIATION,
                              AS INDENTURE TRUSTEE

                                       AND

                      DEUTSCHE BANK TRUST COMPANY DELAWARE,
                                AS OWNER TRUSTEE

                            DATED AS OF JUNE 11, 2003

================================================================================

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                                TABLE OF CONTENTS

ARTICLE I   Definitions...........................................................................................   1

   Section 1.01          Definition...............................................................................   1

ARTICLE II   LIMITATIONS ON ISSUER'S CONSOLIDATION, MERGER OR SALE OF ASSETS......................................   1

   Section 2.01          Consolidation or Merger; Sale or Disposition of Assets or Property.......................   1

ARTICLE III   AMENDMENTS TO TRANSACTION DOCUMENTS.................................................................   2

   Section 3.01          Amendments to the Trust Sale and Servicing Agreement.....................................   2
   Section 3.02          Amendments to Trust Agreement............................................................   2
   Section 3.03          Amendments to Administration Agreement...................................................   2
   Section 3.04          Amendments to Custodian Agreement........................................................   2
   Section 3.05          Supplemental Indentures Without Consent of Primary Swap Counterparty.....................   2

ARTICLE IV   DELIVERY OF NOTICES AND REPORTS......................................................................   3

   Section 4.01          Notices of Replacement of Indenture Trustee..............................................   3
   Section 4.02          Notices of Events of Default, Enforcement and Termination................................   3
   Section 4.03          Notices of Amendment of the Custodian Agreement..........................................   4
   Section 4.04          Notices of Amendment of the Administration Agreement.....................................   4
   Section 4.05          Notices of Supplemental Indentures.......................................................   4
   Section 4.06          Notices of Amendment of the Trust Agreement..............................................   4
   Section 4.07          Notices of Amendment of the Trust Sale and Servicing Agreement...........................   4
   Section 4.08          Notices of Release of Property...........................................................   4
   Section 4.09          Notices of Release of Collateral.........................................................   5
   Section 4.10          Notices of Removal of Administrator......................................................   5
   Section 4.11          Notices of Assignment of the Trust Sale and Servicing Agreement..........................   5
   Section 4.12          Notices Generally........................................................................   5
   Section 4.13          Delivery of Reports......................................................................   5

ARTICLE V   MISCELLANEOUS.........................................................................................   6

   Section 5.01          Notices..................................................................................   6
   Section 5.02          GOVERNING LAW............................................................................   7
   Section 5.03          Binding Effect...........................................................................   6
   Section 5.04          Replacement of the Swap Counterparty.....................................................   6
   Section 5.05          Severability of Provisions...............................................................   6
   Section 5.06          Assignment...............................................................................   6
   Section 5.07          Amendments...............................................................................   6
   Section 5.08          Headings.................................................................................   7
   Section 5.09          Counterparts.............................................................................   7
   Section 5.10          Limitation of Liability..................................................................   7
   Section 5.11          Termination..............................................................................   7

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         THIS SWAP COUNTERPARTY RIGHTS AGREEMENT, dated as of June 11, 2003
(this "Agreement"), is among DEUTSCHE BANK AG, NEW YORK BRANCH, as Swap Counterparty (the "Primary Swap Counterparty"), CAPITAL AUTO RECEIVABLES ASSET TRUST 2003-2, a Delaware statutory trust (the "Trust" or the "Issuer"), GENERAL MOTORS ACCEPTANCE CORPORATION, a Delaware corporation, as Servicer, Custodian, and Administrator ("GMAC"), CAPITAL AUTO RECEIVABLES, INC., a Delaware corporation, as Seller ("CARI"), BANK ONE, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as Indenture Trustee (the "Indenture Trustee"), and DEUTSCHE BANK TRUST COMPANY DELAWARE, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee (the "Owner Trustee").

         WHEREAS, as of the date hereof, the Trust has entered into the Interest Rate Swaps with the Primary Swap Counterparty;

         WHEREAS, the parties intend in this Agreement to enumerate certain rights of the Primary Swap Counterparty.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         Section 1.01 Definitions. Capitalized terms used and not otherwise defined in this Agreement are defined in and shall have the respective meanings assigned them in Part I of Appendix A to the Trust Sale and Servicing Agreement dated as of the date hereof, among GMAC, as Servicer, CARI, as Seller, and the Trust, as Issuer, as it may be amended, supplemented or modified from time to time (the "Trust Sale and Servicing Agreement"), and all references herein to Articles and Sections are to Articles or Sections of other Basic Documents unless otherwise specified. The rules of construction set forth in Part II of Appendix A to the Trust Sale and Servicing Agreement shall be applicable to this Agreement.

                                   ARTICLE II
         LIMITATIONS ON ISSUER'S CONSOLIDATION, MERGER OR SALE OF ASSETS

         Section 2.01 Consolidation or Merger; Sale or Disposition of Assets or Property.

                  (a) The Issuer shall not consolidate or merge with or into any other Person, unless the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel addressed to the Issuer, each stating that such consolidation or merger and related supplemental indenture shall have no material adverse tax consequence to the Primary Swap Counterparty.

                  (b) Except as otherwise expressly permitted by the Indenture or the other Basic Documents, the Issuer shall not sell, convey, exchange, transfer or otherwise dispose of any of its properties or assets, including those included in the Trust Estate, to any Person, unless the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of

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Counsel addressed to the Issuer, each stating that such sale, conveyance, exchange, transfer or disposition and related supplemental indenture shall have no material adverse tax consequence to the Primary Swap Counterparty.

                                   ARTICLE III
                       AMENDMENTS TO TRANSACTION DOCUMENTS

         Section 3.01 Amendments to the Trust Sale and Servicing Agreement. The Trust Sale and Servicing Agreement may be amended from time to time by the Seller, the Servicer and the Owner Trustee in the manner specified by Section 9.01(b) of the Trust Sale and Servicing Agreement; provided, however, that no such amendment shall be made unless either (A) the Primary Swap Counterparty consents in writing to such amendment or (B) the amendment will, as evidenced by a Materiality Opinion, have no material adverse effect on the interests of the Primary Swap Counterparty.

         Section 3.02 Amendments to Trust Agreement. The Owner Trustee shall furnish notice to the Primary Swap Counterparty and to each of the Rating Agencies prior to obtaining consent to any proposed amendment under Section 8.2 of the Trust Agreement; provided, however, that no amendment shall be made unless either (A) the Primary Swap Counterparty consents in writing to such amendment or (B) the amendment will, as evidenced by a Materiality Opinion, have no material adverse effect on the interests of the Primary Swap Counterparty.

         Section 3.03 Amendments to Administration Agreement. The Administration Agreement may be amended from time to time pursuant to Section 13 of the Administration Agreement; provided, however, that no amendment will be effected pursuant to Section 13 of the Administration Agreement unless either
(A) the Primary Swap Counterparty consents in writing to such amendment or (B) such amendment will, as evidenced by a Materiality Opinion, have no material adverse effect on the interests of the Primary Swap Counterparty.

         Section 3.04 Amendments to Custodian Agreement. The Custodian Agreement may be amended pursuant to Section 8 thereof; provided, however, that no such amendment shall be made unless either (A) the Primary Swap Counterparty consents in writing to such amendment or (B) such amendment will, as evidenced by a Materiality Opinion, have no material adverse effect on the interests of the Primary Swap Counterparty.

         Section 3.05 Supplemental Indentures Without Consent of Primary Swap Counterparty. No supplemental indenture shall be entered into under Section 9.1(b) or 9.2 of the Indenture unless either (A) the Primary Swap Counterparty consents in writing to such amendment or (B) such supplemental indenture will, as evidenced by a Materiality Opinion, have no material adverse effect on the interests of the Primary Swap Counterparty.

                                       2

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                                   ARTICLE IV
                         DELIVERY OF NOTICES AND REPORTS

         Section 4.01 Notices of Replacement of Indenture Trustee. (a) The Indenture Trustee shall provide the Primary Swap Counterparty with a copy of any notice of its intent to resign delivered pursuant to Section 6.8(a) of the Indenture.

                  (b) A successor Indenture Trustee shall deliver to the Primary Swap Counterparty a copy of any acceptance under Section 6.8(c) of the Indenture.

         Section 4.02 Notices of Events of Default, Enforcement and Termination. The Paying Agent shall give the Primary Swap Counterparty notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes.

                  (a) The Issuer shall deliver to the Primary Swap Counterparty a copy of any notice it shall deliver pursuant to Section 3.7(d) of the Indenture in respect of the occurrence of a Servicer Default under the Trust Sale and Servicing Agreement.

                  (b) The Issuer shall give the Primary Swap Counterparty prompt written notice of each Event of Default under the Indenture, each Servicer Default, each default on the part of the Seller of its obligations under the Trust Sale and Servicing Agreement and each default on the part of GMAC of its obligations under the Pooling and Servicing Agreement.

                  (c) The Issuer shall deliver to the Primary Swap Counterparty, within five Business Days after learning of the occurrence thereof, a copy of the written notice in the form of an Officer's Certificate delivered to the Indenture Trustee, of any event which with the giving of notice and the lapse of time would become an Event of Default under Section 5.1(d) of the Indenture, its status and what action the Issuer is taking or proposes to take with respect thereto.

                  (d) If an Event of Default should occur and be continuing under the Indenture, and the Indenture Trustee or the requisite percentage of the Holders of the Notes declare all of the notes immediately due and payable pursuant to Section 5.2(a) of the Indenture, then the Indenture Trustee shall give prompt written notice thereof to the Primary Swap Counterparty.

                  (e) The Indenture Trustee shall promptly give to the Primary Swap Counterparty written notice of any waiver pursuant to Section 5.12 of the Indenture.

                  (f) The Indenture Trustee shall promptly provide to the Primary Swap Counterparty written notice of each request for action that is made and direction received pursuant to Section 5.16 of the Indenture, with respect to the exercise of the Indenture Trustee's powers to compel performance or enforce the obligations of the parties under the Basic Documents.

                                       3

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                  (g)      The Indenture Trustee shall mail to the Primary Swap
Counterparty any notice of Default which the Indenture Trustee mails to Noteholders pursuant to Section 6.5 of the Indenture.

                  (h) The Servicer shall deliver to the Primary Swap Counterparty promptly after having obtained knowledge thereof, but in no event later than five Business Days thereafter, written notice in an officer's certificate of any event which with the giving of notice or lapse of time, or both, would become a Servicer Default under Section 7.01 of the Trust Sale and Servicing Agreement.

                  (i) Notice of any termination of the Trust shall be given by the Servicer to the Primary Swap Counterparty as soon as practicable after the Servicer has received notice thereof.

         Section 4.03 Notices of Amendment of the Custodian Agreement. The Custodian shall furnish prior notice to the Primary Swap Counterparty of any amendment to the Custodian Agreement pursuant to Section 8 thereof.

         Section 4.04 Notices of Amendment of the Administration Agreement. The Administrator shall furnish prior notice to the Primary Swap Counterparty of any proposed amendment to the Administration Agreement pursuant to Section 13(b) thereof.

         Section 4.05 Notices of Supplemental Indentures. The Indenture Trustee shall furnish prior notice to the Primary Swap Counterparty of any proposed indentures supplemental to the Indenture under Sections 9.1 and 9.2 thereof.

         Section 4.06 Notices of Amendment of the Trust Agreement. Promptly after the execution of an amendment to, or consent under, the Trust Agreement, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to the Primary Swap Counterparty.

         Section 4.07 Notices of Amendment of the Trust Sale and Servicing Agreement. Promptly after the execution of an amendment to, or consent under, the Trust Sale and Servicing Agreement, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to the Primary Swap Counterparty.

         Section 4.08 Notices of Release of Property. The Indenture Trustee shall provide copies to the Primary Swap Counterparty of all of the documents received by it pursuant to Section 8.4(b) of the Indenture.

                                       4

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         Section 4.09      Notices of Release of Collateral. The Indenture
Trustee shall provide copies to the Primary Swap Counterparty of any document received by it pursuant to Section 2.9 of the Indenture with respect to the release of Collateral.

         Section 4.10      Notices of Removal of Administrator. Subject to
Section 10(e) of the Administration Agreement, the Issuer may remove the Administrator without cause pursuant to Section 10(c) of the Administration Agreement by providing the Administrator and the Primary Swap Counterparty with at least 60 days' prior written notice.

                  (a) The Issuer shall provide to the Primary Swap Counterparty a copy of any written notice from the Issuer to the Administrator effecting the immediate removal of the Administrator pursuant to Section 10(d) of the Administration Agreement.

         Section 4.11 Notices of Assignment of the Trust Sale and Servicing Agreement. The Seller shall provide to the Primary Swap Counterparty notice of any assignment of the Trust Sale and Servicing Agreement made pursuant to
Section 9.06 thereof.

         Section 4.12 Notices Generally. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Primary Swap Counterparty. The Indenture Trustee shall likewise promptly transmit any notice received by it from the Noteholders to the Primary Swap Counterparty.

         Section 4.13 Delivery of Reports. A copy of any report delivered by the Indenture Trustee pursuant to Section 7.4(a) of the Indenture shall, at the time of its mailing to Noteholders, be sent by the Indenture Trustee to the Primary Swap Counterparty.

                  (a) The Servicer shall cause the firm delivering the Accountants' Report pursuant to Section 4.02(a) of the Trust Sale and Servicing Agreement, to deliver a copy thereof to the Primary Swap Counterparty.

                  (b) The Issuer shall deliver to the Primary Swap Counterparty a copy of the Annual Statement of Compliance required by Section
3.9 of the Indenture.

                  (c) On each Determination Date, the Servicer shall deliver to the Primary Swap Counterparty a copy of the Servicer's Accounting required by Section 3.10 of the Pooling and Servicing Agreement.

                  (d) The Servicer shall deliver to the Primary Swap Counterparty, promptly after the execution and delivery of the Trust Sale and Servicing Agreement and of each amendment thereto, an Opinion of Counsel as required in Section 9.02 (i) thereof.

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                                    ARTICLE V
                                  MISCELLANEOUS

         Section 5.01 Notices. All demands upon, notices to and communications with the Primary Swap Counterparty required hereunder shall be delivered in the manner specified for notices in the Interest Rate Swaps, and all other demands upon, notices to and communications upon or to the other parties hereto shall be delivered as specified in Appendix B of the Trust Sale and Servicing Agreement.

         Section 5.02 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS BUT WITHOUT PREJUDICE TO THE PROVISIONS OF SECTION 5-1401 OF ITS GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         Section 5.03 Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of all of the parties hereto and their respective successors and assigns, including the Issuer.

         Section 5.04 Replacement of the Swap Counterparty. In the event that the Primary Swap Counterparty resigns, is removed or otherwise replaced as Primary Swap Counterparty pursuant to the terms of the Interest Rate Swaps, the Triparty Contingent Assignment Agreement or the Contingent Interest Rate Swaps, its assignee or successor in interest thereunder shall automatically succeed to the interests of the Primary Swap Counterparty under this Agreement.

         Section 5.05 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

         Section 5.06 Assignment. This Agreement may not be assigned by the Primary Swap Counterparty without the prior written consent of each of the Trust, the Indenture Trustee, the Owner Trustee, GMAC, and CARI, except as provided in Section 5.04 hereof.

         Section 5.07 Amendments. No change or amendment to this Agreement will be effective unless in writing and signed by all of the parties to this Agreement.

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         Section 5.08      Headings. The headings of the various Sections herein
are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

         Section 5.09 Counterparts. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original but all such counterparts shall together constitute but one and the same instrument.

         Section 5.10 Limitation of Liability. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by the Deutsche Bank Trust Company Delaware, not in its individual, capacity but solely as owner trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer or Owner Trustee is made and intended not as personal representations, undertakings and agreements by the Deutsche Bank Trust Company Delaware but is made and intended for the purpose of binding only the Issuer and
(c) under no circumstances shall Deutsche Bank Trust Company Delaware be personally liable for the payment of any indebtedness or expenses of the Issuer or the Owner Trustee or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer or the Owner Trustee under this Agreement or the other Basic Documents. For all purposes of this Agreement, in the performance of any duties or obligations of the Issuer or the Owner Trustee hereunder, Deutsche Bank Trust Company Delaware shall be entitled to the benefits of the terms and provisions of the Trust Agreement.

         Section 5.11 Termination. This Agreement shall terminate with respect to the Interest Rate Swaps upon termination of the last Interest Rate Swap.

                                     * * * *

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         IN WITNESS WHEREOF, the parties hereto have caused this Primary Swap
Counterparty Rights Agreement to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

                                    CAPITAL AUTO RECEIVABLES ASSET TRUST 2003-2

                                    By: DEUTSCHE BANK TRUST COMPANY
                                        DELAWARE, not in its individual capacity
                                        but solely as Owner Trustee

                                        By: ____________________________________
                                               Name:  Man Wing Li
                                               Title: Attorney-In-Fact

                                    DEUTSCHE BANK TRUST COMPANY DELAWARE, not in its individual capacity but solely as Owner Trustee

                                    By: ________________________________________
                                        Name:  Man Wing Li
                                        Title: Attorney-In-Fact

                                    DEUTSCHE BANK AG, NEW YORK BRANCH

                                    By: ________________________________________
                                        Name:
                                        Title:

                                    By: ________________________________________
                                        Name:
                                        Title:

                                    BANK ONE, NATIONAL ASSOCIATION, not in
                                    its individually capacity, but solely as Indenture Trustee

                                    By: ________________________________________
                                        Name:  Keith R. Richardson
                                        Title: Vice President

                                    GENERAL MOTORS ACCEPTANCE
                                    CORPORATION

                                    By: ________________________________________
                                        Name:  Karen A. Sabatowski
                                        Title: Director-Securitization and Cash
                                               Management

                                    CAPITAL AUTO RECEIVABLES, INC.

                                    By: ________________________________________
                                        Name:  R. L. Straub
                                        Title: Manager-Securitization